Calvert global small-cap equity Fund

Calvert international opportunities Fund

(the “Funds”)

Supplement to Summary Prospectuses, Statutory Prospectus
and Statement of Additional Information (“SAI”) dated February 1, 2025 as may be supplemented and/or revised from time to time

Effective June 1, 2026 (the “Effective Date”), Aidan M. Farrell intends to retire and will no longer serve as a portfolio manager of the Funds. Accordingly, on the Effective Date, all references to Mr. Farrell will be removed from the Funds’ Summary Prospectuses, Statutory Prospectus and SAI.

Allen J. Mayer, CFA, ACA, Michael D. McLean, CFA, J. Griffith Noble, CFA and Bradley Powell, CFA will continue to serve as portfolio managers of Calvert Global Small-Cap Equity Fund.

Allen J. Mayer, CFA, ACA and Bradley Powell, CFA will continue to serve as portfolio managers of Calvert International Opportunities Fund.

January 9, 2026	48658-00 1.9.26